SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 22, 2003

                           ART TECHNOLOGY GROUP, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

           Delaware                     000-26679               04-3141918
-------------------------------    -----------------    ------------------------
(State or other jurisdiction of       (Commission            (IRS Employer
        incorporation                 File Number)         Identification No.)


25 First Street, Cambridge, Massachusetts                     02141
------------------------------------------            ---------------------
(Address of principal executive offices)                    (Zip Code)


        Registrant's telephone number, including area code: 617-386-1000

                                 Not Applicable
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure (Information furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition").

         On July 22, 2003, Art Technology Group, Inc. announced its financial results for the quarter ended June 30, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

         In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  July 22, 2003               ART TECHNOLOGY GROUP, INC.
                                    By:  /S/ Edward Terino
                                         -------------------------------------
                                         Edward Terino, Senior Vice President
                                         and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                      Description
----------                       -----------

99.1                             Press release dated July 22, 2003